UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2013

CHINA PRECISION STEEL, INC.
(Exact name of registrant as specified in its charter)

Delaware	14-1623047
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

18th Floor, Teda Building
87 Wing Lok Street, Sheungwan,
Hong Kong
People’s Republic of China

(Address of Principal Executive Offices)

852-2543-2290

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

“(a) Resignation of Independent Registered Public Accounting Firm

On October 31, 2013, China Precision Steel, Inc. (“CPSL”) received a letter from Moore Stephens Hong Kong (“Moore Stephens”) informing CPSL that, effective from October 31, 2013, Moore Stephens will resign as the independent accountant for CPSL.

Moore Stephens’ report on the financial statements for the fiscal years ended June 30, 2013 and 2012, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle, other than for a going concernemphasis-of-matter paragraph in its report on our June 30, 2013 consolidated financial statements.

During the fiscal the years ended June 30, 2013 and 2012, and in the subsequent interim period through October 31, 2013, the date of resignation of Moore Stephens, there were no disagreements with Moore Stephens on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore Stephens, would have caused them to make reference to the subject matter of the disagreements in its reports on the financial statements for such year. During the fiscal years ended June 30, 2013 and 2012, and in the subsequent interim period through October 31, 2013, the date of resignation of Moore Stephens, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

We have provided a copy of the above disclosures to Moore Stephens and requested Moore Stephens to provide us with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not Moore Stephens agrees with the above disclosures. A copy of such letter is attached hereto as Exhibit 16.1.

(b) New Independent Registered Public Accounting Firm

Effective on October 31, 2013, CPSL, upon the recommendation of the Audit Committee of the Board of Directors, engaged MSPC Certified Public Accountants and Advisors, A Professional Corporation (“MSPC”), as the Company’s new independent registered public accounting firm. MSPC and Moore Stephens are both independent members of Moore Stephens International.

During the fiscal years ended June 30, 2013 and 2012, and the subsequent interim period prior to the engagement of MSPC, the Company has not consulted MSPC regarding (i) the application of accounting principles to any specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(o)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1      Letter from Moore Stephens.

SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 4, 2013	CHINA PRECISION STEEL, INC.

	By:	/s/ Leada Tak Tai Li
Leada Tak Tai Li, Chief Financial Officer
(Principal Financial Officer and Principal
Accounting Officer)